January 10, 1999

Dear Policy Holder:

Fiscal year 1998 was the best and worst of times for equity and fixed-income investors. While the year began and ended with U.S. stocks posting tremendous gains, the events in between left investors a bit uncertain about the outlook going forward.

                                                         1998 Total Return
Standard & Poor's 500 Index                                   +28.56%
Russell 2000 Index                                             -2.55%
Lehman Brothers Government/Corporate Bond Index                +8.69%
Morgan Stanley Europe, Australia, Far East (EAFE) Index       +20.33%

Performance quoted above assumes reinvestment of dividends. It is not intended to represent the performance of any Premium Fund Series. Complete performance information can be found following each discussion section of this report. Past performance does not guarantee future results. The indexes are unmanaged and assume no management fees or expenses. A direct investment in an unmanaged index is not possible.

   During the first half of 1998, U.S. and European stock markets continued to hit record levels fueled by a positive environment with low inflation, low interest rates and low unemployment. Between January 1 and July 17, the Standard & Poor's 500 Index rose +23.3% and the Morgan Stanley Europe, Australia, Far East (EAFE) Index had posted a comparable gain of +21.3%.
   However, as U.S. corporations began lowering their earnings expectations for the second half of 1998 and investors learned of escalating financial problems in Asia, Russia and Latin America, concern mounted that the U.S. economy would weaken. Foreign investors responded by moving their money out of riskier investments--stocks and non-government bonds--and into U.S. Treasuries for their safety and liquidity.
   Stock and non-government bond prices spiraled downward. Conversely, prices of U.S. Treasury securities skyrocketed causing yields to decline. For the first time since the 1960s, the yield on the benchmark 30-year U.S. Treasury fell below 5% to 4.97% at the end of September.
   To help ease the strain on the U.S. economy, the Federal Reserve responded by lowering its target for short-term interest rates three times in the fall. By the end of November, the federal funds rate (the interest rate charged between banks for overnight loans) was reduced a total of 0.75 percentage points to 4.75%.
   The impact of the Fed's rate cuts was tremendous. U.S. stocks soared to new highs--the large-cap S&P 500 Index returned +21.28% in the fourth quarter after reporting a near 10% drop in the third quarter. Small and mid-cap stocks also rebounded, but still underperformed their large-cap counterparts in 1998.
   Most strategists believe that the economies of Southeast Asia will bottom out in 1999, that Japan may begin to recover from its recession, and that the Federal Reserve has the capability, and the will, to keep the U.S. economy growing. As long as the economy continues to grow, we think the stock market will enjoy a favorable environment, though volatility may continue and returns may not be in the 20+% range we have seen for the past four years.
   On the following pages, the performance of each Series of Premium Fund is discussed in detail. After a difficult period like we encountered in 1998, it is important to remember that your annuity is a long-term investment that requires patience and a long-term perspective. We thank you for placing your confidence in Delaware Investments.

Sincerely,

/s/ Jeffrey J. Nick

Jeffrey J. Nick
Chairman, President and Chief Executive Officer
Delaware Investments Family of Funds

FOR GROWTH OF CAPITAL

Trend Series

Investment Strategy and Performance in 1998

   Bigger was better in fiscal 1998 as large-cap growth stocks dominated the marketplace in spite of a temporary pricing setback during the summer. Small company stocks, which trailed large-caps for much of the year, staged a strong rally in the fall after the Federal Reserve's three interest rate cuts. This rebound came too little too late for small stocks, which underperformed large-cap stocks by a wide margin for the year.
   Trend Series delivered a total return of +16.04% (capital change plus reinvestment of distributions) for the 12 months ended December 31, 1998, outdistancing its benchmark Russell 2000 Growth Index, which returned +1.23%. The large-cap Standard & Poor's 500 Index had a total return of +28.56% for the same 12-month period, reflecting the wide gap between large and small stock performance.
   In seeking long-term capital appreciation, the Series invests in small companies that its portfolio management believes are positioned to profit from dynamics within their industry, new products coming to market, and/or innovative changes in technology or marketing concepts.
   In 1998, technology stocks soared as investors clamored to own stocks in computer and internet-related companies. This sector led the Russell 2000 Growth Index with a +12.76% total return for the year ended December 31. Because Trend Series tends to hold a larger weighting in small technology stocks than the Index, this pushed our return ahead of the Index in 1998.

Portfolio Snapshot

   As of year end, Trend Series had 24.19% of its net assets invested in technology companies, including several small manufacturers of semiconductors (microchips used in virtually all electronics products, from computers to microwave ovens). Our weighting in the technology sector contributed positively to the Series' 1998 performance.
   In November 1998, worldwide sales of semiconductors increased to $11.4 billion, the highest mark since December 1997, according to the Semiconductor Industry Association. We continue to see strong profit margins from small companies operating in this arena, and we expect this industry to be prosperous over the coming years.
   One of our biggest areas for concern in 1998 was software companies, which did not perform well due to decreased business demand for software. Because software companies are focusing so much on solving Year 2000 problems, they are not developing as much new software, which has led to slowing sales. Once we pass the millennium milestone, we believe the software sector will regain earnings momentum and perform well.
   The health care sector had disappointing performance in 1998, largely the result of underperformance in the service side of the industry--that is, hospitals and hospital management companies. We were not heavily weighted in this sector during the past year.

Investment Outlook

   The small-cap market looks promising to us in 1999. Low inflation, a relatively strong economy and willingness by the Federal Reserve and central banks throughout the world to maintain a high level of liquidity in the financial markets offer a supportive backdrop for small-cap companies to increase their earnings.
   The silver lining in small-cap underperformance in 1998 is that small stocks are now selling at historically low prices relative to large stocks. This superior value, compared to their larger peers, provides encouragement for future performance.
   With that in mind, we have positioned the Series' portfolio in the stocks of small companies that should be able to participate to a greater extent than large companies in the next performance cycle.


--------------------------------------------------------------------------------
Trend Series Investment Objective

Seeks long-term capital appreciation. It attempts to achieve this objective by investing primarily in small capitalization common stocks and convertible securities of emerging and other growth-oriented companies which we believe are responsive to changes in the marketplace and have the fundamental characteristics to support growth.
--------------------------------------------------------------------------------
                                                                         Trend-1

Growth of a $10,000 Investment
December 27, 1993 through
December 31, 1998


                                   Russell 2000        NASDAQ
                    Trend Series   Growth Index    Industrial Index
  12/27/93             $10,000        $10,000            $15,289
   3/31/94             $10,060        $ 9,593            $14,781
   6/30/94             $ 9,791        $ 8,991            $13,552
   9/30/94             $10,221        $ 9,829            $14,752
  12/31/94             $10,161        $ 9,757            $14,304
   3/31/95             $10,786        $10,292            $15,214
   6/30/95             $11,996        $11,313            $16,795
   9/30/95             $13,669        $12,599            $19,628
  12/31/95             $14,145        $12,785            $18,307
   3/31/96             $14,494        $13,520            $19,447
   6/30/96             $16,350        $14,310            $21,071
   9/30/96             $16,036        $14,188            $21,019
  12/31/96             $15,755        $14,225            $21,057
   3/31/97             $15,845        $12,733            $19,317
   6/30/97             $15,779        $14,969            $22,443
   9/30/97             $19,942        $17,501            $26,097
  12/31/97             $19,055        $16,068            $23,170
   3/31/98             $21,070        $17,977            $27,127
   6/30/98             $21,146        $16,945            $28,038
   9/30/98             $17,864        $13,156            $25,114
  12/31/98             $22,110        $16,266            $31,749



                                  Trend Series
                          Average Annual Total Returns
                         -------------------------------
                         Lifetime                +17.15%
                         Five Years              +16.73%
                         One Year                +16.04%

                      For periods ending December 31, 1998

Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart above shows a $10,000 investment in the Trend Series, Russell 2000 Growth Index and the NASDAQ Industrial Index for the period from the Series' inception on December 27, 1993 through December 31, 1998. All dividends and capital gains were reinvested. The Indexes are unmanaged, with no set investment objective and do not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.


                                                                         Trend-2

Delaware Group Premium Fund, Inc.-Trend Series
Statement of Net Assets
December 31, 1998

                                                          Number         Market
                                                        of Shares         Value

  COMMON STOCK-94.96%
  Aerospace & Defense-0.45%
  AAR ...........................................         31,850     $   760,419
                                                                     -----------
                                                                         760,419
                                                                     -----------
  Banking, Finance & Insurance-8.86%
  Ambac Financial Group .........................         72,300       4,351,556
  Blanch (E.W.) Holdings ........................         26,300       1,247,606
  Doral Financial ...............................         17,800         398,275
  First American (Tennessee) ....................         86,000       3,816,250
 +Metris ........................................         58,800       2,951,025
  Resource Asset Investment Trust ...............         37,200         409,200
  Webster Financial .............................         63,100       1,733,278
                                                                     -----------
                                                                      14,907,190
                                                                     -----------
  Buildings & Materials-1.74%
 *Comfort Systems USA ...........................        117,500       2,100,312
 *National Equipment Services ...................         71,600         823,400
                                                                     -----------
                                                                       2,923,712
                                                                     -----------
  Business Services-2.19%
*+Profit Recovery Group .........................         98,000       3,681,125
                                                                     -----------
                                                                       3,681,125
                                                                     -----------
  Cable, Media & Publishing-12.01%
 *Chancellor Media Class A ......................        101,200       4,841,788
*+Consolidated Graphics .........................         69,800       4,715,863
 *Emmis Broadcasting ............................         40,300       1,748,012
*+Metro Networks ................................         26,500       1,127,906
*+Snyder Communications .........................         94,700       3,196,125
  TCA Cable TV ..................................         32,300       1,151,697
*+USA Networks ..................................        103,604       3,428,645
                                                                     -----------
                                                                      20,210,036
                                                                     -----------
  Chemicals-2.72%
*+Mettler-Toledo International ..................        163,100       4,576,994
                                                                     -----------
                                                                       4,576,994
                                                                     -----------
  Computers & Technology-24.19%
*+AnswerThink Consulting Group ..................         56,600       1,521,125
*+Aspect Development ............................         48,000       2,145,000
 *Bindview Development ..........................         72,800       2,011,100
 *Clarify .......................................         25,800         631,294
*+DSET ..........................................         34,400         381,625
 *EMC ...........................................         84,100       7,148,500
 *Fore Systems ..................................         61,400       1,122,469
 +Henry (Jack) & Associates .....................         73,100       3,645,863
 *Hyperion Solutions ............................         25,890         467,638
 *Infospace.com .................................          9,700         369,813
 *Inso ..........................................         13,900         348,369
 *J.D. Edwards ..................................         51,900       1,474,284
 *Network Appliance .............................         83,200       3,723,200
 *NOVA ..........................................         67,449       2,339,620
*+PLATINUM technology ...........................        155,195       2,982,654
*+Policy Management Systems .....................         10,400         525,200
 *Softworks .....................................         55,800         395,831
 *SPR ...........................................         63,800       1,084,600
 *SunGard Data Systems ..........................        116,000       4,603,750
*+Veritas Software ..............................         63,475       3,800,566
                                                                     -----------
                                                                      40,722,501
                                                                     -----------
----------------
Top 10 stock holdings, representing 30.9% of net assets, are printed in bold.

                                                          Number         Market
                                                        of Shares         Value
  COMMON STOCK (CONTINUED)
  Consumer Products-4.02%
*+Concepts Direct ...............................         24,900     $   210,094
 +G&K Services ..................................         26,300       1,397,187
 *Gemstar International
   Group Limited ................................         90,100       5,155,409
                                                                     -----------
                                                                       6,762,690
                                                                     -----------
  Electronics & Electrical Equipment-8.64%
*+Applied Micro Circuits ........................        148,900       5,062,600
*+Integrated Electrical Services ................         47,300       1,052,425
*+Micrel ........................................         63,800       3,524,950
 *Novellus Systems ..............................         31,400       1,551,356
*+Protection One ................................        144,900       1,240,706
 *Teradyne ......................................         49,600       2,101,800
                                                                     -----------
                                                                      14,533,837
                                                                     -----------
  Food, Beverage & Tobacco-2.08%
 *Cheesecake Factory ............................         87,700       2,600,853
 +Ruby Tuesday ..................................         42,100         894,625
                                                                     -----------
                                                                       3,495,478
                                                                     -----------
  Healthcare & Pharmaceuticals-8.40%
*+ABR Information Services ......................         51,800       1,000,387
*+Alternative Living Services ...................         58,900       2,017,325
 *Brookdale Living Communities ..................        140,200       2,681,325
*+Coulter Pharmaceuticals .......................         39,000       1,161,469
*+Renal Care Group ..............................         47,375       1,373,875
*+Sunrise Assisted Living .......................         90,500       4,677,719
 *Trigon Healthcare .............................         32,600       1,216,388
                                                                     -----------
                                                                      14,128,488
                                                                     -----------
  Industrial Machinery-0.11%
 *Spinnaker Industries Class A ..................          4,500          81,000
 *Spinnaker Industries Common ...................          5,800         101,500
                                                                     -----------
                                                                         182,500
                                                                     -----------
  Leisure, Lodging & Entertainment-1.32%
 *Dave & Buster's ...............................         80,300       1,844,391
*+Extended Stay America .........................         36,401         382,206
                                                                     -----------
                                                                       2,226,597
                                                                     -----------
  Retail-12.33%
 *Cost Plus .....................................         94,900       2,971,556
*+Dollar Tree Stores ............................         77,100       3,365,897
 *Hibbett Sporting Goods ........................         60,000       1,451,250
*+Linens 'n Things ..............................         91,300       3,617,763
 *MSC Industrial Direct Class A .................         40,500         916,313
  Schultz Sav-O Stores ..........................         30,000         500,625
 *Sonic .........................................         70,850       1,700,400
 *Staples .......................................        118,075       5,162,091
 *Wilmar Industries .............................         51,900       1,052,597
                                                                     -----------
                                                                      20,738,492
                                                                     -----------
  Telecommunications-5.90%
*+Aware .........................................         23,500         639,641
*+Genesys Telecommunication Laboratories ........         40,700         920,837
*+GeoTel Communications .........................        161,100       5,980,837
*+Nextlink Communications Class A ...............         63,000       1,803,375
 *Star Telecommunications .......................         47,000         574,281
                                                                     -----------
                                                                       9,918,971
                                                                     -----------
  Total Common Stock
   (cost $118,547,939) ..........................                    159,769,030
                                                                     -----------

                                                                         Trend-3

Trend Series
Statement of Net Assets (Continued)


                                                        Principal        Market
                                                         Amount          Value
REPURCHASE AGREEMENTS-6.25%
With Chase Manhattan 4.50%
   1/4/99 (dated 12/31/98,
   collateralized by $2,712,000
   U.S. Treasury Notes 7.875%
   due 8/15/01, market value
   $3,008,678) ..................................      $2,948,000    $2,948,000
With J.P. Morgan Securities 4.75%
   1/4/99 (dated 12/31/98,
   collateralized by $3,760,000
   U.S. Treasury Notes 5.75% due
   10/31/00, market value
   $3,867,937) ..................................       3,788,000     3,788,000



                                                        Principal        Market
                                                         Amount          Value
REPURCHASE AGREEMENTS (Continued)
With PaineWebber 4.85%
   1/4/99 (dated 12/31/98, collateralized by
   $824,000 U.S. Treasury Notes 7.75%
   due 12/31/99, market value $849,412 and
   $1,152,000 U.S. Treasury Notes 7.75%
   due 1/31/00, market value $1,227,269 and
   $1,157,000 U.S. Treasury Notes 6.25%
   due 8/31/00, market value $1,211,474 and
   $552,000 U.S. Treasury Notes 6.50%
   due 5/31/01, market value $577,866) ..........      $3,788,000    $3,788,000
                                                                     ----------
Total Repurchase Agreements
   (cost $10,524,000) ...........................                    10,524,000
                                                                     ----------

TOTAL MARKET VALUE OF SECURITIES-101.21% (cost $129,071,939) ....  $170,293,030

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(1.21%) .........    (2,041,820)
                                                                   ------------
NET ASSETS APPLICABLE TO 8,516,814 SHARES ($0.01 PAR VALUE)
   OUTSTANDING; EQUIVALENT TO $19.76 PER SHARE-100.00% ..........  $168,251,210
                                                                   ============
COMPONENTS OF NET ASSETS AT DECEMBER 31, 1998:
Common stock, $0.01 par value, 1,000,000,000 shares authorized to the Fund with 50,000,000 shares allocated to the Series ......  $128,369,931
Undistributed net investment income .............................        12,547
Accumulated net realized loss on investments ....................    (1,352,359)
Net unrealized appreciation of investments ......................    41,221,091
                                                                   ------------
Total net assets ................................................  $168,251,210
                                                                   ============
------------------
* Non-income producing security for the year ended December 31, 1998.
+ Security is partially or fully on loan.

                             See accompanying notes



                                                                         Trend-4

Delaware Group Premium Fund, Inc.-Trend Series
Statement of Operations
Year Ended December 31, 1998


INVESTMENT INCOME:
Interest .......................................................    $   721,333
Dividends ......................................................        429,627
                                                                    -----------
                                                                      1,150,960
                                                                    -----------
EXPENSES:
Management fees ................................................      1,025,600
Accounting and administration ..................................         53,754
Professional fees ..............................................         16,710
Custodian fees .................................................         12,736
Reports and statements to shareholders .........................         10,938
Taxes (other than taxes on income) .............................          8,490
Registration fees ..............................................          6,430
Dividend disbursing and transfer agent
   fees and expenses ...........................................          2,664
Directors' fees ................................................          2,373
Other ..........................................................         16,644
                                                                    -----------
                                                                      1,156,339
                                                                    -----------
Less expenses absorbed or waived by
   Delaware Management Company .................................        (48,079)
                                                                    -----------
Total expenses .................................................      1,108,260
                                                                    -----------
NET INVESTMENT INCOME ..........................................         42,700
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
Net realized loss on investments ...............................     (1,048,182)
Net change in unrealized appreciation/
   depreciation of investments .................................     23,501,658
                                                                    -----------
NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS .........................................     22,453,476
                                                                    -----------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ...................................    $22,496,176
                                                                    ===========
                             See accompanying notes

Delaware Group Premium Fund, Inc.-Trend Series
Statements of Changes in Net Assets

                                                    Year Ended       Year Ended
                                                     12/31/98         12/31/97
                                                    ----------       ----------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment income........................     $     42,700     $    132,509
Net realized gain (loss) on investments......       (1,048,182)       2,089,208
Net change in unrealized appreciation /
   depreciation of investments...............       23,501,658       13,569,520
                                                  ------------     ------------
Net increase in net assets resulting from
   operations................................       22,496,176       15,791,237
                                                  ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income........................         (135,410)        (204,613)
Net realized gain on investments.............       (2,315,513)        (736,608)
                                                  ------------     ------------
                                                    (2,450,923)        (941,221)
                                                  ------------     ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold....................      113,799,362       56,666,244
Net asset value of shares issued upon
   reinvestment of distributions from net
   investment income and net realized
   gain on investments.......................        2,450,923          941,222
                                                  ------------     ------------
                                                   116,250,285       57,607,466
Cost of shares repurchased...................      (86,320,418)     (10,604,885)
                                                  ------------     ------------
Increase in net assets derived from capital
   share transactions........................       29,929,867       47,002,581
                                                  ------------     ------------
NET INCREASE IN NET ASSETS...................       49,975,120       61,852,597
                                                  ------------     ------------
NET ASSETS:
Beginning of year............................      118,276,090       56,423,493
                                                  ------------     ------------
End of year..................................     $168,251,210     $118,276,090
                                                  ============     ============

                             See accompanying notes


                                                                         Trend-5

Delaware Group Premium Fund, Inc.-Trend Series
Financial Highlights


Selected data for each share of the Series outstanding throughout each period were as follows:


                                                                                  Year Ended December 31,
                                                                1998        1997         1996        1995         1994
                                                              ---------------------------------------------------------
Net asset value, beginning of year ........................   $17.380     $14.560      $14.020     $10.160      $10.200

Income (loss) from investment operations:
Net investment income .....................................     0.006       0.019        0.050       0.098        0.079
Net realized and unrealized gain (loss) on investments ....     2.736       3.031        1.380       3.852       (0.119)
                                                              -------     -------      -------     -------      -------
Total from investment operations ..........................     2.742       3.050        1.430       3.950       (0.040)
                                                              -------     -------      -------     -------      -------
Less dividends and distributions:
Dividends from net investment income ......................    (0.020)     (0.050)      (0.090)     (0.090)        none
Distributions from net realized gain on investments .......    (0.342)     (0.180)      (0.800)       none         none
                                                              -------     -------      -------     -------      -------
Total dividends and distributions .........................    (0.362)     (0.230)      (0.890)     (0.090)        none
                                                              -------     -------      -------     -------      -------

Net asset value, end of year ..............................   $19.760     $17.380      $14.560     $14.020      $10.160
                                                              =======     =======      =======     =======      =======

Total return ..............................................    16.04%      21.37%       11.00%      39.21%       (0.39%)

Ratios and supplemental data:
Net assets, end of year (000 omitted) .....................  $168,251    $118,276      $56,423     $20,510       $7,087
Ratio of expenses to average net assets ...................     0.81%       0.80%        0.80%       0.80%        0.80%
Ratio of expenses to average net assets
   prior to expense limitation ............................     0.85%       0.88%        0.92%       0.96%        1.47%
Ratio of net investment income to average net assets ......     0.03%       0.16%        0.56%       1.03%        1.63%
Ratio of net investment income (loss) to average net
   assets prior to expense limitation .....................    (0.01%)      0.08%        0.44%       0.87%        0.96%
Portfolio turnover ........................................      121%        125%         112%         76%          59%

                             See accompanying notes



                                                                         Trend-6

Delaware Group Premium Fund, Inc.-Trend Series
Notes to Financial Statements
December 31, 1998

Delaware Group Premium Fund, Inc. (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers 16 series: the Trend Series, the DelCap Series, the Small Cap Value Series (formerly the Value Series), the Social Awareness Series (formerly the Quantum Series), the Devon Series, the Decatur Total Return Series, the REIT Series, the Delaware Series, the Convertible Securities Series, the Emerging Markets Series, the International Equity Series, the Global Bond Series, the Delchester Series, the Strategic Income Series, the Capital Reserves Series, and the Cash Reserve Series. These financial statements and the related notes pertain to the Trend Series (the "Series"). The shares of the Fund are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Series.

Security Valuation--Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes--The Series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Trend Series will make payments from net investment income and net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Series' average daily net assets.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Series pays Delaware Management Company ("DMC"), the Investment Manager of the Series, an annual fee which is calculated at the rate of 0.75% of the average daily net assets of the Series.

DMC has elected to waive that portion, if any, of the annual management fee payable to the extent necessary to ensure that annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses do not exceed 0.85% of average daily net assets of the Series through April 30, 1999. Prior to May 1, 1998, the expense limitation was 0.80%.




                                                                         Trend-7

Trend Series
Notes to Financial Statements (Continued)


The Series has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. The Series pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

On December 31, 1998, the Series had liabilities payable to affiliates as follows:

                                         Dividend disbursing
                    Investment             transfer agent,
                    management             accounting fees
                  fee payable to         and other expenses
                       DMC                 payable to DSC
                  --------------         -------------------
                     $99,360                   $5,886

Certain officers of DMC and DSC are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the year ended December 31, 1998, the Series made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

 Purchases .............     $185,532,545
 Sales .................     $153,307,565

At December 31, 1998, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                        Aggregate           Aggregate
     Cost of           unrealized          unrealized        Net unrealized
   investments        appreciation        depreciation        appreciation
   -----------        ------------        ------------       --------------
  $129,508,010        $43,775,819         ($2,990,799)         $40,785,020

For federal income tax purposes, the Series had accumulated capital losses at December 31, 1998 as follows:

    Year of
   expiration
      2006
   ----------
    $916,288

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                              Shares issued upon
                                                        reinvestment of distributions
                                                             from net investment
                                                           income and net realized           Shares              Net
                                        Shares sold          gain on investments          repurchased          increase
                                        -----------     -----------------------------     -----------          --------
   Year ended December 31, 1998 .....    6,458,076                 147,114                 (4,891,718)         1,713,472
   Year ended December 31, 1997 .....    3,548,538                  63,254                   (682,630)         2,929,162


5. Securities Lending
The Series may participate, along with other funds in the Delaware Investments Family of Funds, in a Securities Lending Agreement ("Lending Agreement"). Security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 100% of the market value of securities issued in the U.S. and 105% of the market value of securities issued outside of the U.S. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The market value of the securities on loan and the related collateral received at December 31, 1998 were as follows:

     Market value of        Market value of
   securities on loan          collateral
   ------------------       ---------------
      $30,681,640             $30,653,648

Net income from securities lending activities for the year ended December 31, 1998 was $72,047 and is included in interest income on the statement of operations.


                                                                         Trend-8

Delaware Group Premium Fund, Inc.-Trend Series
Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Group Premium Fund, Inc.-Trend Series

We have audited the accompanying statement of net assets of Delaware Group Premium Fund, Inc.-Trend Series (the "Fund") as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Premium Fund, Inc.-Trend Series at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
                                                           ---------------------
                                                           Ernst & Young LLP

Philadelphia, Pennsylvania
February 5, 1999


                                                                         Trend-9

FOR INTERNATIONAL DIVERSIFICATION

Emerging Markets Series

Investment Strategy and Performance in 1998
   In fiscal 1998 emerging markets plunged dramatically as Asia's regional economic and financial crisis spread to other global economies, including those of Russia and Latin America. For emerging markets investors the impact was profound. The Series benchmark Morgan Stanley Emerging Markets Free Index had a total return of -25.34%.
   The Emerging Markets Series itself was unable to preserve capital in this environment, providing a total return of -32.48% (capital change plus reinvestment of distributions). This disappointing performance can be attributed mainly to the underperformance of value stocks relative to growth stocks, and of smaller companies relative to larger. The Series is strongly focused on value stocks and somewhat biased towards smaller companies, so performance was hit on both counts. We believe that this is an anomaly, which may be corrected in due course if investors begin to focus more on the fundamental worth of companies once the short-term panic subsides.

Portfolio Snapshot
   Because of the higher degree of risk associated with investing in emerging markets, the Series maintains a diversified portfolio that included 78 different stocks from 24 emerging markets countries at the end of the fiscal year. We believe this broad diversification can help reduce investment risk over the long term.
   At year-end, the largest percentage of the Series' assets was invested in Brazil. The position had been built up as stock prices collapsed in the face of fears about the possibility of a currency devaluation and a return to hyperinflation. The big difference between the average Brazilian stock and the average Asian stock is that corporate balance sheets in Brazil are much stronger, so, in our opinion, the risk of collapse is lower. We believe these stocks are positioned for a substantial rebound in the next few years.
   In Malaysia, government officials responded to its economic crisis by placing capital controls on investors. These capital controls currently prohibit us from withdrawing our investments from that country for 12 months (beginning in September, 1998). This action further reduced the Emerging Markets Series' total return.

Investment Outlook
   Despite the pain caused by the weakness in emerging markets in recent years, the silver lining is that many stocks have been pushed down to unrealistically low levels. Short-term volatility will undoubtedly continue for some time yet, but long-term value investors like ourselves have exciting opportunities to purchase shares in very good companies at exceptional prices. There is potential for substantial capital appreciation over the next few years if economies begin to stabilize.

--------------------------------------------------------------------------------
Emerging Markets Series Investment Objective
Seeks long-term capital appreciation. It seeks to achieve this objective by investing primarily in the stocks of companies in emerging market countries.
--------------------------------------------------------------------------------

                                                              Emerging Markets-1

Performance of a $10,000 Investment
May 1, 1997 through
December 31, 1998

                     Emerging Markets              MSCI Emerging
                          Series                Markets Free Index
                     ----------------           ------------------
  5/1/97                  $10,000                     $10,000
 5/31/97                  $10,000                     $10,259
 6/30/97                  $10,524                     $10,787
 7/31/97                  $10,719                     $10,927
 8/31/97                  $ 9,815                     $ 9,524
 9/30/97                  $10,301                     $ 8,162
10/31/97                  $ 8,912                     $ 8,162
11/30/97                  $ 8,601                     $ 7,858
12/31/97                  $ 8,621                     $ 8,047
 1/31/98                  $ 8,075                     $ 7,229
 2/28/98                  $ 9,087                     $ 7,984
 3/31/98                  $ 9,278                     $ 8,330
 4/30/98                  $ 9,328                     $ 8,240
 5/31/98                  $ 8,246                     $ 7,111
 6/30/98                  $ 7,214                     $ 6,365
 7/31/98                  $ 7,354                     $ 6,566
 8/31/98                  $ 5,400                     $ 4,668
 9/30/98                  $ 5,681                     $ 4,964
10/31/98                  $ 5,942                     $ 5,487
11/30/98                  $ 6,313                     $ 6,065
12/31/98                  $ 5,996                     $ 5,977



                                               Emerging Markets Series
                                             Average Annual Total Returns
                                             ----------------------------
Lifetime                                              -26.37%
One Year                                              -32.48%
             For periods ending December 31, 1998

Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart above shows a $10,000 investment in both the Emerging Markets Series and the Morgan Stanley Emerging Markets Free Index for the period from the Series' inception on May 1, 1997 through December 31, 1998. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.


                                                              Emerging Markets-2

Delaware Group Premium Fund, Inc.-Emerging Markets Series
Statement of Net Assets
December 31, 1998

                                                         Market
                                              Number     Value
                                            of Shares   (U.S. $)
 COMMON STOCK-85.61%
 Argentina-4.36%
 Central Puerto Class B                      21,000     $48,976
 Transportadora de Gas del Sur, Class B      44,500      88,192
 YPF Sociedad Anonima .................       1,300      36,369
 YPF Sociedad Anonima ADR .............       2,150      60,066
                                                      ---------
                                                        233,603
                                                      ---------
 Brazil-21.31%
 Aracruz Celulose ADR .................       8,100      64,800
 Brasmotor S.A ........................   1,073,000     106,567
 Centrais Eletricas de Santa Catarina .     198,000      88,492
 Centrais Electricas
  de Santa Catarina GDR ...............         600      26,816
 Companhia Energetica de Minas Gerais .   2,700,000      51,397
 Companhia Energetica
  de Minas Gerais ADR .................       3,937      74,949
 Companhia Paranaense
  de Energia Copel ADR ................      17,092     121,780
 Elevadores Atlas .....................       7,500      85,351
 Metalurgica Gerdau ...................   6,340,000     104,945
*Renner Participacoes .................     870,000         612
 Rossi Residential GDR ................       4,500       7,449
 Telecomunicacoes de Minas Gerais .....   3,700,000     108,098
 Telecomunicacoes de Parana ...........     700,000     124,555
 Uniao de Bancos Brasileiros ..........   6,900,000     139,913
 Usinas Siderurgicas de Minas Gerais ..      12,300      27,486
 Usinas Siderurgicas
  de Minas Gerais ADR .................       3,734       8,345
                                                      ---------
                                                      1,141,555
                                                      ---------
 Chile-2.88%
 Administradora de Fondos de Pensiones
  Provida ADR .........................       5,000      67,188
 Banco BHIF ADR .......................       4,140      32,085
 Empresa Nacional Electricidad ADR ....       4,850      55,169
                                                      ---------
                                                        154,442
                                                      ---------
 Croatia-2.63%
*Zagrebacka Banka GDR .................       9,540     140,715
                                                      ---------
                                                        140,715
                                                      ---------
 Czech Republic-1.63%
*Komercni Banka I.F ...................       1,900      31,630
 Restitucni Investment Fund ...........       1,800      55,438
                                                      ---------
                                                         87,068
                                                      ---------
 Egypt-1.55%
 Paints and Chemicals GDR .............      12,825      83,042
                                                      ---------
                                                         83,042
                                                      ---------
 Estonia-1.40%
*Eesti Uhispank GDR ...................      15,554      75,048
                                                      ---------
                                                         75,048
                                                      ---------
 Hong Kong-7.63%
 First Tractor ........................     317,000      72,422
 Guangdong Kelon Electric Holding .....     128,000     113,998
 Guangshen Railway ....................     774,000      89,913
*Hengan International Group ...........      40,000      14,585
 Shenzhen Expressway ..................     507,300     117,863
                                                      ---------
                                                        408,781
                                                      ---------

-----------------
Top 10 stock holdings, representing 23.2% of net assets, are printed in bold.

                                                  Market
                                       Number     Value
                                     of Shares   (U.S. $)
 COMMON STOCK (Continued)
 Hungary-2.16%
 Gedeon Richter GDR ..............      2,700   $115,425
                                                --------
                                                 115,425
                                                --------
 India-4.33%
*India Fund (The) ................     15,700     99,106
 Larsen & Toubro GDR .............      7,750     60,837
 Mahanagar Telephone Nigam GDR ...      5,825     72,085
                                                --------
                                                 232,028
                                                --------
 Indonesia-0.02%
*PT United Tractors ..............     15,500        969
                                                --------
                                                     969
                                                --------
 Israel-1.95%
 Bank Hapoalim ...................     57,800    104,591
                                                --------
                                                 104,591
                                                --------
 Malaysia-5.29%
*Leader Universal Holdings .......    139,000     28,787
 Petronas Dagangan ...............    136,000    100,860
 Public Finance ..................     17,000      5,633
 Resorts World ...................     72,000     62,201
 Sime Darby ......................    100,000     85,996
                                                --------
                                                 283,477
                                                --------
 Mexico-4.81%
 ALFA de C.V. Class A ............     20,300     57,180
 Cemex de C.V. Class B ...........     24,500     60,477
*Grupo Minsa ADR .................      2,400     10,500
*Grupo Minsa Shares C ............    103,096     44,756
 Vitro ADR .......................     18,600     84,862
                                                --------
                                                 257,775
                                                --------
 Peru-1.70%
 Banco de Credito del Peru .......     60,189     34,334
 Creditcorp Limited ..............      2,475     22,275
 Telefonica del Peru ADR .........      2,700     34,256
                                                --------
                                                  90,865
                                                --------
 Romania-0.64%
*Banco Turco Romana GDR ..........      6,700     34,338
                                                --------
                                                  34,338
                                                --------
 Russia-1.11%
 Gazprom .........................      1,900     16,198
 Gazprom ADR .....................      1,200     10,230
 Lukoil Holding ADR ..............      1,400     22,204
 Mosenergo ADR ...................      2,100      4,015
 Mosenergo ADR Reg S .............      3,600      6,883
                                                --------
                                                  59,530
                                                --------
 Slovenia-0.30%
 Blagovno Trgovinski Center GDR ..      1,925     10,443
 SKB Banka GDR ...................        800      5,740
                                                --------
                                                  16,183
                                                --------
 South Africa-10.30%
 Amalgamated Banks of South Africa      7,900     37,419
 Anglo American Corporation
  of South Africa Limited ........      4,500    126,667
 Edgars Stores ...................      3,779     11,388
 Iscor ...........................    699,000    125,791
*Sanlam Limited ..................     56,000     55,617



                                                              Emerging Markets-3

Emerging Markets Series
Statement of Net Assets (Continued)


                                                      Market
                                         Number       Value
                                       of Shares     (U.S. $)
 COMMON STOCK (Continued)
 South Africa (Continued)
 Sappi Limited .....................      21,500   $  83,040
 Sasol Limited .....................      29,500     111,434
                                                   ---------
                                                     551,356
                                                   ---------
 South Korea-1.31%
 Pohang Iron & Steel ...............         500      31,902
 Pohang Iron & Steel ADR ...........       2,280      38,475
                                                   ---------
                                                      70,377
                                                   ---------
 Taiwan-1.79%
*Yageo GDR .........................      14,760      95,940
                                                   ---------
                                                      95,940
                                                   ---------
 Thailand-3.71%
*Hana Microelectronics
  Public Co. Limited ...............      48,300     116,930
*K.R. Precision Public Co. .........     122,000      59,574
 Thai Reinsurance Public Co. Limited       8,600      22,239
                                                   ---------
                                                     198,743
                                                   ---------
 Turkey-2.80%
*Efes Sinai Yatirim ADR ............      24,731      21,640
*Efes Sinai Yatirim Holding ADR ....   4,696,200      45,405
 Koc Holdings ......................     605,600      52,793
*Netas-Northern Eleckrik
  Telekomunikayson .................   1,625,260      29,882
                                                   ---------
                                                     149,720
                                                   ---------
 Total Common Stock
 (cost $7,770,994) .................               4,585,571
                                                   ---------

                                                      Market
                                         Number       Value
                                       of Shares     (U.S. $)

 WARRANTS-0.00%
 Hong Kong-0.00%
*Guangdong Investments 7/99 ........       4,600   $      19
                                                   ---------
 Total Warrants
  (cost $0) ........................                      19
                                                   ---------


                                       Principal
                                         Amount
REPURCHASE AGREEMENTS-13.95%
With Chase Manhattan 4.50% 1/4/99
 (dated 12/31/98, collateralized
 by $193,000 U.S. Treasury Notes
 7.875% due 8/15/01,
 market value $213,558) ...........     $209,000     209,000
With J.P. Morgan Securities 4.75%
 1/4/99 (dated 12/31/98,
 collateralized by $267,000
 U.S. Treasury Notes 5.75%
 due 10/31/00, market value
 $274,549) ........................      269,000     269,000
With PaineWebber 4.85% 1/4/99
 (dated 12/31/98, collateralized
 by $58,000 U.S. Treasury Notes
 7.75% due 12/31/99, market value
 $60,292 and $82,000 U.S. Treasury
 Notes 7.75% due 1/31/00, market
 value $87,112 and $82,000
 U.S. Treasury Notes 6.25% due
 8/31/00, market value $85,991 and
 $39,000 U.S. Treasury Notes 6.50%
 due 5/31/01, market value $41,017)      269,000     269,000
                                                   ---------
Total Repurchase Agreements
 (cost $747,000) ..................                  747,000
                                                   ---------


TOTAL MARKET VALUE OF SECURITIES-99.56%
 (cost $8,517,994)........................        $5,332,590

RECEIVABLES AND OTHER ASSETS NET OF
 LIABILITIES-0.44%........................            23,478
                                                   ---------
NET ASSETS APPLICABLE TO 922,055 SHARES
 ($0.01 PAR VALUE) OUTSTANDING; EQUIVALENT
 TO $5.81 PER SHARE-100.00%...............        $5,356,068
                                                  ==========
COMPONENTS OF NET ASSETS AT DECEMBER 31, 1998:
Common stock, $0.01 par value, 1,000,000,000
 shares authorized to the Fund with
 50,000,000 shares allocated to the
 Series...................................        $8,656,946
Undistributed net investment income**.....           111,984
Accumulated net realized loss on investments        (227,600)
Net unrealized depreciation of investments
 and foreign currencies...................        (3,185,262)
                                                  ----------
Total net assets..........................        $5,356,068
                                                  ==========
--------------
 *Non-income producing security for the year ended December 31, 1998. **Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

ADR--American Depository Receipt
GDR--Global Depository Receipt
                             See accompanying notes

                                                              Emerging Markets-4

Delaware Group Premium Fund, Inc.-
Emerging Markets Series
Statement of Operations
Year Ended December 31, 1998


INVESTMENT INCOME:
Dividends ...........................................   $   183,854
Interest ............................................        44,150
Foreign tax withheld ................................        (9,309)
                                                         ----------
                                                            218,695
                                                         ----------

EXPENSES:
Management fees .....................................        71,160
Custodian fees ......................................        14,534
Accounting and administration .......................         2,229
Reports and statements to shareholders ..............         1,800
Professional fees ...................................         1,300
Registration fees ...................................         1,002
Taxes (other than taxes on income) ..................           380
Dividend disbursing and transfer agent
   fees and expenses ................................           350
Directors' fees .....................................           296
Other ...............................................         1,610
                                                         ----------
                                                             94,661
                                                         ----------

Less expenses absorbed or waived by
   Delaware International Advisers Ltd. .............       (10,012)
                                                         ----------

Total expenses ......................................        84,649
                                                         ----------

NET INVESTMENT INCOME ...............................       134,046
                                                         ----------

NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized loss on:
Investments .........................................      (227,600)
Foreign currencies ..................................       (18,932)
                                                         ----------
Net realized loss ...................................      (246,532)
                                                         ----------
Net change in unrealized appreciation /
   depreciation of investments and foreign currencies    (2,161,591)
                                                         ----------
NET REALIZED AND UNREALIZED
   LOSS ON INVESTMENTS AND
   FOREIGN CURRENCIES ...............................    (2,408,123)
                                                         ----------

NET DECREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ........................   ($2,274,077)
                                                         ==========

                             See accompanying notes

Delaware Group Premium Fund, Inc.-
Emerging Markets Series
Statements of Changes in Net Assets

                                               Year Ended            5/1/97* to
                                                 12/31/98              12/31/97
                                               ----------            ----------

INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment income .....................   $   134,046           $    26,256
Net realized gain (loss) on investments
   and foreign currencies .................      (246,532)              128,987
Net change in unrealized appreciation /
   depreciation of investments and foreign
   currencies .............................    (2,161,591)           (1,023,671)
                                              -----------           -----------
Net decrease in net assets
   resulting from operations ..............    (2,274,077)             (868,428)
                                              -----------           -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .....................       (19,005)                 --
Net realized gain on investments ..........      (139,368)                 --
                                              -----------           -----------
                                                 (158,373)                 --
                                              -----------           -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold .................     2,966,309             7,423,878
Net asset value of shares issued upon
   reinvestment of distributions from net
   investment income and net realized
   gain on investments ....................       158,373                  --
                                              -----------           -----------
                                                3,124,682             7,423,878
Cost of shares repurchased ................    (1,111,948)             (779,666)
                                              -----------           -----------
Increase in net assets derived from capital
   share transactions .....................     2,012,734             6,644,212
                                              -----------           -----------
NET INCREASE (DECREASE)
   IN NET ASSETS ..........................      (419,716)            5,775,784
                                              -----------           -----------
NET ASSETS:
Beginning of period .......................     5,775,784                  --
                                              -----------           -----------
End of period .............................   $ 5,356,068           $ 5,775,784
                                              ===========           ===========
--------
*Date of commencement of operations.

                             See accompanying notes

                                                              Emerging Markets-5

Delaware Group Premium Fund, Inc.-Emerging Markets Series
Financial Highlights


Selected data for each share of the Series outstanding throughout each period were as follows:

                                                               Year    5/1/97(1)
                                                              Ended       to
                                                            12/31/98   12/31/97
                                                            --------   --------

Net asset value, beginning of period .....................   $ 8.880   $10.000

Income (loss) from investment operations:
Net investment income(2) .................................     0.171     0.060
Net realized and unrealized loss on investments
   and foreign currencies ................................    (2.991)   (1.180)
                                                             -------   -------
Total from investment operations .........................    (2.820)   (1.120)
                                                             -------   -------
Less dividends and distributions:
Dividends from net investment income .....................    (0.030)     none
Distributions from net realized gain on investments ......    (0.220)     none
                                                             -------   -------
Total dividends and distributions ........................    (0.250)     none
                                                             -------   -------

Net asset value, end of period ...........................   $ 5.810   $ 8.880
                                                             =======   =======
Total return .............................................    (32.48%)  (11.20%)

Ratios and supplemental data:
Net assets, end of period (000 omitted) ..................   $ 5,356   $ 5,776
Ratio of expenses to average net assets ..................      1.50%     1.50%
Ratio of expenses to average net assets
   prior to expense limitation ...........................      1.67%     2.45%
Ratio of net investment income to average net assets .....      2.34%     0.89%
Ratio of net investment income (loss) to average
   net assets prior to expense limitation ................      2.17%    (0.06%)
Portfolio turnover .......................................        38%       48%

---------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.

                             See accompanying notes

                                                              Emerging Markets-6

Delaware Group Premium Fund, Inc.-Emerging Markets Series
Notes to Financial Statements
December 31, 1998

Delaware Group Premium Fund, Inc. (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers 16 series: the Trend Series, the DelCap Series, the Small Cap Value Series (formerly the Value Series), the Social Awareness Series (formerly the Quantum Series), the Devon Series, the Decatur Total Return Series, the REIT Series, the Delaware Series, the Convertible Securities Series, the Emerging Markets Series, the International Equity Series, the Global Bond Series, the Delchester Series, the Strategic Income Series, the Capital Reserves Series, and the Cash Reserve Series. These financial statements and the related notes pertain to the Emerging Markets Series (the "Series"). The shares of the Fund are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Series.

Security Valuation--Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Securities listed on a foreign exchange are valued at the last quoted sales price before the Series is valued. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes--The Series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as of 3:00 PM EST. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities in the statement of operations that result from fluctuations in foreign currency exchange rates. The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series became aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates.

The Emerging Markets Series will make payments from net investment income and net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Series' average daily net assets.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Series pays Delaware International Advisers Ltd. ("DIAL"), the Investment Manager of the Series, an annual fee which is calculated at the rate of 1.25% on the average daily net assets of the Series.

DIAL has elected to waive that portion, if any, of the annual management fee payable to the extent necessary to ensure that annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses do not exceed 1.50% of average daily net assets of the Series through April 30, 1999.

The Series has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of Delaware Management Company ("DMC"), to provide dividend disbursing, transfer agent and accounting services. The Series pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

                                                              Emerging Markets-7

Emerging Markets Series
Notes to Financial Statements (Continued)


On December 31, 1998, the Series had liabilities payable to affiliates as follows:

                                              Dividend disbursing
     Investment                                  transfer agent,
     management                                  accounting fees
   fee payable to                               and other expenses
        DMC                                       payable to DSC
   --------------                             --------------------
      $5,178                                          $216

Certain officers of DMC, DSC and DIAL are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the year ended December 31, 1998, the Series made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

Purchases.......   $4,028,770
Sales ..........   $1,843,365

At December 31, 1998, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                              Aggregate        Aggregate
            Cost of          unrealized       unrealized       Net unrealized
           investments      appreciation     depreciation       depreciation
           -----------      ------------     ------------       -------------
           $8,517,994          $59,629       ($3,245,033)       ($3,185,404)

For federal income tax purposes, the Series had accumulated capital losses at December 31, 1998 as follows:

     Year of
    expiration
       2006
    ----------
     $227,600

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                                Shares issued upon
                                                           reinvestment of distributions
                                                               from net investment
                                                             income and net realized               Shares         Net
                                        Shares sold            gain on investments               repurchased     increase
                                        -----------        -----------------------------         -----------     --------
Year ended December 31, 1998.........     405,355                   20,252                        (153,929)       271,678
Period ended December 31, 1997*......     727,021                        -                         (76,644)       650,377

---------------
*Commenced operations on 5/1/97.

5. Foreign Exchange Contracts
The Series will generally enter into forward foreign currency contracts as a way of managing foreign exchange rate risk. These contracts may be entered into to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. They may also be used to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

Forward foreign currency contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



                                                              Emerging Markets-8

Emerging Markets Series
Notes to Financial Statements (Continued)


The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Series' securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, a Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

There were no forward foreign currency contracts outstanding at December 31, 1998.

6. Credit and Market Risk
Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Series' ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.


                                                              Emerging Markets-9

Delaware Group Premium Fund, Inc.-Emerging Markets Series
Report of Independent Auditors


To the Shareholders and Board of Directors
Delaware Group Premium Fund, Inc.-Emerging Markets Series

We have audited the accompanying statement of net assets of Delaware Group Premium Fund, Inc.-Emerging Markets Series (the "Fund") as of December 31, 1998, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Premium Fund, Inc.-Emerging Markets Series at December 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                                    /s/ Ernst & Young LLP
                                                    ----------------------
                                                      Ernst & Young LLP

Philadelphia, Pennsylvania
February 5, 1999

                                                             Emerging Markets-10

FOR GROWTH OF CAPITAL

Small Cap Value Series
(Formerly Value Series)

Investment Strategy and Performance in 1998
   After a strong start early in 1998, small company stocks lagged the broader stock market for most of our 1998 fiscal period. Mounting concerns over shrinking corporate profits, slowing economic growth and the possibility of recession led investors to shun small company stocks for the perceived safety of larger companies.
   Small Cap Value Series delivered a disappointing total return of -4.79% (capital change plus reinvestment of distributions) for the 12 months ended December 31, 1998. This was slightly worse than the -2.55% return of its benchmark, the Russell 2000 Index.
   Because of our long-term focus on undervalued companies, we did not invest significantly in growth sectors of the market, including technology. Technology was the year's best performing sector, a key reason why we underperformed the Index, which has a higher concentration of growth companies.
   We typically invest in small companies that are temporarily undervalued, out-of-favor, or relatively unknown, and which we believe offer higher sales and earnings potential relative to competitors.
   As investors worried about earnings disappointments from smaller companies, stock prices fell during the summer months and finding buyers for stocks in small, relatively unknown companies was especially difficult. Stronger earnings from large-cap growth companies made investors view that sector as a safer place to invest in 1998.

Portfolio Snapshot
   In selecting stocks for the Small Cap Value Series portfolio, we target our research on U.S. companies that have a market capitalization between $400 million and $1.4 billion. From this universe--which consists of approximately 2,500 companies--we narrow our selection to 100 companies.
   A company's cash flow is one of the most important factors we evaluate. Measuring the amount of money the business generates through operations helps us rate a company's ability to expand, respond to competition and handle unexpected challenges.
   In fiscal 1998, Small Cap Value Series held the largest portion of its assets in the financial services industry, focusing on banking and insurance companies. Questionable management and lending practices in this industry caused some investor concern and resulted in lackluster performance from the sector as a whole.
   The Series also held a relatively large position in real estate investment trusts (REITs). Fundamentals in the real estate market remained positive in 1998. Rent and property prices were stable, and demand for commercial and residential rental space was strong. Still, our investments in this sector did not perform well. This was due in part to limited availability of credit capital for REITs to expand.

Investment Outlook
   The Federal Reserve has been providing and may continue to provide substantial liquidity to financial markets in 1999. This could pave the way for stronger performance from small-cap stocks. In our experience, a growing domestic economy coupled with easing Fed policies has historically been a favorable environment for small-cap stocks.
   Already, there are some positive indications that the environment for small-cap value stocks may improve. In late December, the government's report on U.S. economic activity--the Conference Board's Index of Leading Economic Indicators--confirmed the strength of the U.S. economy. In November the Index recorded its biggest monthly increase in nearly two years.
   We are confident that over the long term, small, undervalued companies offer investors substantial opportunities for capital appreciation.


--------------------------------------------------------------------------------
Small Cap Value Series Investment Objective
Seeks capital appreciation. It attempts to achieve this objective by investing in stocks of small companies whose market value appears low relative to underlying value or future earnings and growth potential. Emphasis is placed on companies that may be temporarily out of favor or whose value is not yet recognized by the market.
--------------------------------------------------------------------------------

                                                               Small Cap Value-1

Growth of a $10,000 Investment
December 27, 1993 through
December 31, 1998

              Small Cap Value Series   Russell 2000 Index
  12/27/93            $10,000                $10,000
   3/31/94            $10,139                $ 9,593
   6/30/94            $ 9,979                $ 8,991
   9/30/94            $10,468                $ 9,829
  12/31/94            $10,288                $ 9,757
   3/31/95            $10,637                $10,292
   6/30/95            $11,178                $11,313
   9/30/95            $12,067                $12,599
  12/31/95            $12,741                $12,785
   3/31/96            $13,287                $13,520
   6/30/96            $13,858                $14,310
   9/30/96            $13,750                $14,188
  12/31/96            $14,870                $14,225
   3/31/97            $16,063                $12,733
   6/30/97            $17,326                $14,969
   9/30/97            $20,767                $17,501
  12/31/97            $20,756                $16,068
   3/31/98            $22,021                $17,684
   6/30/98            $20,928                $16,860
   9/30/98            $17,552                $13,463
  12/31/98            $19,762                $15,659


Small Cap Value Series
Average Annual Total Returns
----------------------------
Lifetime                                                      +14.55%
Five Years                                                    +14.12%
One Year                                                       -4.79%
For periods ending December 31, 1998

Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart above shows a $10,000 investment in both the Small Cap Value Series and the Russell 2000 Index for the period from the Series' inception on December 27, 1993 through December 31, 1998. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.


                                                              Small Cap Value-2

 Delaware Group Premium Fund, Inc.-Small Cap Value Series
 Statement of Net Assets
 December 31, 1998

                                                         Number     Market
                                                       of Shares     Value
 COMMON STOCK-94.34%
 Aerospace & Defense-0.51%
 Cordant Technologies ...........................        14,200 $   532,500
                                                                 ----------
                                                                    532,500
                                                                 ----------
 Automobiles & Automotive Parts-5.19%
 Arvin Industries ...............................        35,800   1,492,413
 CLARCOR ........................................        51,750   1,035,000
 Federal Signal .................................        66,900   1,831,388
 Smith (A.O.) ...................................        42,050   1,032,853
                                                                 ----------
                                                                  5,391,654
                                                                 ----------
 Banking, Finance & Insurance-16.64%
*Avis Rent A Car ................................        73,800   1,785,038
 CMAC Investment ................................        22,500   1,033,594
 Enhance Financial Services Group ...............        57,200   1,716,000
 Everest Re Holdings ............................        31,400   1,189,275
*Farm Family Holdings ...........................        28,600     972,400
*Financial Federal ..............................        47,950   1,186,763
 Horace Mann Educators ..........................        68,600   1,955,100
 M & T Bank .....................................         1,725     895,167
 NAC RE Group ...................................        19,000     891,813
 North Fork Bancorporation ......................        80,750   1,932,953
 Peoples Heritage Financial Group ...............        87,000   1,742,719
 SCPIE Holdings .................................        15,000     454,688
 Westamerica Bancorporation .....................        42,200   1,552,169
                                                                 ----------
                                                                 17,307,679
                                                                 ----------
 Buildings & Materials-4.04%
 Chicago Bridge and Iron ........................        36,600     450,638
 D.R. Horton ....................................        74,900   1,722,700
*Jacobs Engineering Group .......................        49,900   2,033,425
                                                                 ----------
                                                                  4,206,763
                                                                 ----------
 Cable, Media & Publishing-1.74%
 Cadmus Communications ..........................        23,700     451,781
*World Color Press ..............................        44,600   1,357,513
                                                                 ----------
                                                                  1,809,294
                                                                 ----------
 Chemicals-5.09%
 Crompton & Knowles .............................        41,800     864,738
 Ferro ..........................................        23,100     600,600
 OM Group .......................................        29,700   1,084,050
 RPM ............................................        39,900     638,400
*Scotts .........................................        54,900   2,110,219
                                                                 ----------
                                                                  5,298,007
                                                                 ----------
 Computers & Technology-6.84%
*Etec Systems ...................................        23,300     932,000
*Novellus Systems ...............................        16,700     825,084
*Quantum ........................................        35,300     749,022
*SCI Systems ....................................        25,900   1,495,725
 Scientific-Atlanta .............................        55,400   1,263,813
*Synopsys .......................................        34,100   1,847,794
                                                                 ----------
                                                                  7,113,438
                                                                 ----------
 Electronics & Electrical Equipment-2.13%
 Kuhlman .........................................       58,600   2,219,475
                                                                 ----------
                                                                  2,219,475
                                                                 ----------
----------------------
Top 10 stock holdings, representing 21.3% of net assets, are printed in bold.

                                                         Number     Market
                                                       of Shares     Value
 COMMON STOCK (Continued)
 Energy-5.12%
*BJ Services ......................................      29,700  $  464,063
 Nicor ............................................      37,100   1,567,475
*Oceaneering International ........................      68,800   1,032,000
*Santa Fe Energy Resources ........................      68,900     508,138
*Seagull Energy ...................................      87,600     552,975
 Vintage Petroleum ................................      84,200     726,225
*Weatherford International ........................      24,500     474,688
                                                                 ----------
                                                                  5,325,564
                                                                 ----------
 Food, Beverage & Tobacco-3.65%
 Corn Products ....................................      43,300   1,315,238
 Universal Foods ..................................      90,200   2,474,863
                                                                 ----------
                                                                  3,790,101
                                                                 ----------

 Healthcare & Pharmaceuticals-3.28%
 Arrow International ..............................      35,800   1,125,463
*Trigon Healthcare ................................      61,100   2,279,794
                                                                 ----------
                                                                  3,405,257
                                                                 ----------
 Industrial Machinery-4.05%
 Columbus McKinnon ................................      36,800     655,500
*Global Industries Technology .....................      21,100     225,506
 IDEX .............................................      35,850     878,325
 Milacron .........................................      51,500     991,375
 Regal Beloit .....................................      41,100     945,300
 Watts Industries .................................      31,100     517,038
                                                                 ----------
                                                                  4,213,044
                                                                 ----------
 Leisure, Lodging & Entertainment-3.69%
*Hollywood Park ...................................      31,200     259,350
*King World Productions ...........................      39,200   1,153,950
 Viad .............................................      79,700   2,420,888
                                                                 ----------
                                                                  3,834,188
                                                                 ----------
 Paper & Forest Products-3.77%
 Bowater ..........................................      22,300     924,056
 Caraustar Industries .............................      31,500     897,750
 Chesapeake .......................................      15,900     586,313
 Glatfelter (P.H.) ................................      44,600     551,925
 Rayonier .........................................      20,900     960,094
                                                                 ----------
                                                                  3,920,138
                                                                 ----------
 Real Estate-9.02%
 Cabot Industrial Trust ...........................      59,200   1,209,900
 Chateau Communities ..............................      22,715     665,833
 Duke Realty Investments ..........................      44,500   1,034,625
 Kilroy Realty ....................................      16,800     386,400
 MeriStar Hospitality .............................      44,945     834,292
 New Plan Excel Realty Trust ......................      42,480     942,525
 Pan Pacific Retail Properties ....................      54,800   1,092,575
 Patriot American Hospitality .....................      33,932     203,592
 Prentiss Properties Trust ........................      51,000   1,137,938
 Public Storage ...................................      22,100     598,081
 Reckson Associates Realty ........................      57,500   1,275,781
                                                                 ----------
                                                                  9,381,542
                                                                 ----------



                                                               Small Cap Value-3

Small Cap Value Series
Statement of Net Assets (Continued)

                                                         Number     Market
                                                       of Shares     Value
 COMMON STOCK (Continued)
 Retail-6.70%
*BJ's Wholesale Club ..............................      49,200  $2,278,575
 Casey's General Stores ...........................      77,800   1,013,831
 Pier 1 Imports ...................................     124,800   1,209,000
*Zale .............................................      76,300   2,460,675
                                                                 ----------
                                                                  6,962,081
                                                                 ----------
 Textiles, Apparel & Furniture-6.16%
*Furniture Brands International ...................      55,300   1,506,925
 HON Industries ...................................      65,000   1,555,938
*Jones Apparel Group ..............................      48,300   1,065,619
 Kellwood .........................................      48,300   1,207,500
*Quaker Fabric ....................................      16,750     106,520
 Wolverine World Wide .............................      72,500     960,625
                                                                 ----------
                                                                  6,403,127
                                                                 ----------
 Transportation & Shipping-3.48%
*Mesaba Holdings ..................................      59,300   1,221,209
*M.S. Carriers ....................................      39,900   1,301,738
 USFreightways ....................................      37,700   1,098,013
                                                                 ----------
                                                                  3,620,960
                                                                 ----------
 Utilities-3.24%
 American Water Works .............................      56,100   1,893,375
 Public Service Company of New Mexico .............      26,900     549,769
 Sierra Pacific Resources .........................      24,400     927,200
                                                                 ----------
                                                                  3,370,344
                                                                 ----------
 Total Common Stock
  (cost $89,840,116) ..............................              98,105,156
                                                                 ----------

                                                       Principal    Market
                                                        Amount      Value
Repurchase Agreements-7.24%
With Chase Manhattan 4.50% 1/4/99
   (dated 12/31/98, collateralized by
   $1,941,000 U.S. Treasury Notes 7.875%
   due 8/15/01, market value $2,153,017) ..........    $2,109,000  $2,109,000
With J.P. Morgan Securities 4.75%
   1/4/99 (dated 12/31/98, collateralized
   by $2,691,000 U.S. Treasury Notes
   5.75% due 10/31/00, market value $2,767,905) ...     2,711,000   2,711,000
With PaineWebber 4.85% 1/4/99
   (dated 12/31/98, collateralized by
   $590,000 U.S. Treasury Notes 7.75% due
   12/31/99, market value $607,841
   and $825,000 U.S. Treasury Notes 7.75% due
   1/31/00, market value $878,237 and
   $828,000 U.S. Treasury Notes 6.25% due
   8/31/00, market value $866,934 and $395,000
   U.S. Treasury Notes 6.50% due
   5/31/01, market value $413,522) ................     2,711,000   2,711,000
                                                                   ----------
Total Repurchase Agreements
   (cost $7,531,000) ..............................                 7,531,000
                                                                   ----------


TOTAL MARKET VALUE OF SECURITIES-101.58%
   (cost $97,371,116) .............................              $105,636,156

LIABILITIES NET OF RECEIVABLES AND OTHER
   ASSETS-(1.58%) .................................                (1,646,732)
                                                                 ------------
NET ASSETS APPLICABLE TO 6,320,130 SHARES
   ($0.01, PAR VALUE) OUTSTANDING; EQUIVALENT TO
   $16.45 PER SHARE-100.00% .......................              $103,989,424
                                                                 ============

COMPONENTS OF NET ASSETS AT DECEMBER 31, 1998:
Common stock, $0.01 par value, 1,000,000,000 shares
   authorized to the Fund with 50,000,000 shares
   allocated to the Series ........................              $ 95,332,481
Undistributed net investment income ...............                 1,223,580
Accumulated net realized loss on investments ......                  (831,677)
Net unrealized appreciation of investments ........                 8,265,040
                                                                 ------------
Total net assets ..................................              $103,989,424
                                                                 ============
----------------------
* Non-income producing security for the year ended December 31, 1998.

                             See accompanying notes


                                                               Small Cap Value-4

Delaware Group Premium Fund, Inc.-
Small Cap Value Series
Statement of Operations
Year Ended December 31, 1998


INVESTMENT INCOME:
Dividends .........................................             $1,693,215
Interest ..........................................                331,712
                                                               -----------
                                                                 2,024,927
                                                               -----------
EXPENSES:
Management fees ...................................                706,066
Accounting and administration .....................                 37,011
Registration fees .................................                 11,649
Professional fees .................................                 11,011
Reports and statements to shareholders ............                  8,850
Custodian fees ....................................                  7,804
Taxes (other than taxes on income) ................                  5,119
Dividend disbursing and transfer agent
   fees and expenses ..............................                  1,500
Directors' fees ...................................                  1,467
Other .............................................                 15,116
                                                               -----------
                                                                   805,593
                                                               -----------
Less expenses absorbed or waived by
   Delaware Management Company ....................                (25,707)
                                                               -----------
Total expenses ....................................                779,886
                                                               -----------
NET INVESTMENT INCOME .............................              1,245,041
                                                               -----------
NET REALIZED AND UNREALIZED
   LOSS ON INVESTMENTS:
Net realized loss on investments ..................               (827,096)
Net change in unrealized appreciation/
   depreciation of investments ....................             (5,586,278)
                                                               -----------
NET REALIZED AND UNREALIZED
   LOSS ON INVESTMENTS ............................             (6,413,374)
                                                               -----------
NET DECREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ......................            ($5,168,333)
                                                               -----------

                             See accompanying notes

Delaware Group Premium Fund, Inc.-
Small Cap Value Series
Statements of Changes in Net Assets


                                                       Year Ended    Year Ended
                                                        12/31/98      12/31/97
                                                       ----------    ----------


INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment income .............................   $ 1,245,041   $   629,715
Net realized gain (loss) on investments ...........      (827,096)    2,326,391
Net change in unrealized appreciation /
   depreciation of investments ....................    (5,586,278)   10,895,658
                                                     ------------   -----------
Net increase (decrease) in net assets
   resulting from operations ......................    (5,168,333)   13,851,764
                                                     ------------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .............................      (638,385)     (197,794)
Net realized gain on investments ..................    (2,340,745)   (1,672,255)
                                                     ------------   -----------
                                                       (2,979,130)   (1,870,049)
                                                     ------------   -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold .........................    34,478,733    49,431,262
Net asset value of shares issued upon
   reinvestment of distributions from net
   investment income and net realized
   gain on investments ............................     2,979,130     1,870,049
                                                     ------------   -----------
                                                       37,457,863    51,301,311
Cost of shares repurchased ........................    (9,392,119)   (2,894,623)
                                                     ------------   -----------
Increase in net assets derived from capital
   share transactions .............................    28,065,744    48,406,688
                                                     ------------   -----------
NET INCREASE IN NET ASSETS ........................    19,918,281    60,388,403
                                                     ------------   -----------
NET ASSETS:
Beginning of year .................................    84,071,143    23,682,740
                                                     ------------   -----------
End of year .......................................  $103,989,424   $84,071,143
                                                     ============   ===========

                             See accompanying notes




                                                               Small Cap Value-5

Delaware Group Premium Fund, Inc.-Small Cap Value Series
Financial Highlights


Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                                Year Ended December 31,
                                                                1998        1997         1996        1995        1994
                                                             ----------------------------------------------------------
Net asset value, beginning of year ................          $ 17.920     $14.500      $12.470     $10.290      $10.210

Income (loss) from investment operations:
Net investment income .............................             0.196       0.122        0.112       0.192        0.148
Net realized and unrealized gain (loss) on
   investments ....................................            (1.036)      4.338        2.548       2.208       (0.068)
                                                             --------     -------      -------     -------      -------
Total from investment operations ..................            (0.840)      4.460        2.660       2.400        0.080
                                                             --------     -------      -------     -------      -------
Less dividends and distributions:
Dividends from net investment income ..............            (0.135)     (0.110)      (0.180)     (0.150)        none
Distributions from net realized gain
   on investments .................................            (0.495)     (0.930)      (0.450)     (0.070)        none
                                                             --------     -------      -------     -------      -------
Total dividends and distributions .................            (0.630)     (1.040)      (0.630)     (0.220)        none
                                                             --------     -------      -------     -------      -------
Net asset value, end of year ......................          $ 16.450     $17.920      $14.500     $12.470      $10.290
                                                             ========     =======      =======     =======      =======
Total return ......................................            (4.79%)     32.91%       22.55%      23.85%        0.78%

Ratios and supplemental data:
Net assets, end of year (000 omitted) .............          $103,989     $84,071      $23,683     $11,929      $ 6,291
Ratio of expenses to average net assets ...........             0.83%       0.80%        0.80%       0.80%        0.80%
Ratio of expenses to average net assets
   prior to expense limitation ....................             0.85%       0.90%        0.99%       0.96%        1.41%
Ratio of net investment income to average
   net assets .....................................             1.32%       1.24%        1.28%       2.13%        2.62%
Ratio of net investment income to average net
   assets prior to expense limitation .............             1.30%       1.14%        1.09%       1.97%        2.01%
Portfolio turnover ................................               45%         41%          84%         71%          26%

                             See accompanying notes



                                                               Small Cap Value-6

Delaware Group Premium Fund, Inc.-Small Cap Value Series
Notes to Financial Statements
December 31, 1998

Delaware Group Premium Fund, Inc. (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers 16 series: the Trend Series, the DelCap Series, the Small Cap Value Series (formerly the Value Series), the Social Awareness Series (formerly the Quantum Series), the Devon Series, the Decatur Total Return Series, the REIT Series, the Delaware Series, the Convertible Securities Series, the Emerging Markets Series, the International Equity Series, the Global Bond Series, the Delchester Series, the Strategic Income Series, the Capital Reserves Series, and the Cash Reserve Series. These financial statements and the related notes pertain to the Small Cap Value Series (the "Series"). The shares of the Fund are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Series.

Security Valuation--Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes--The Series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

The Small Cap Value Series will make payments from net investment income and net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Series' average daily net assets.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Series pays Delaware Management Company ("DMC"), the Investment Manager of the Series, an annual fee which is calculated at the rate of 0.75% of the average daily net assets of the Series.

DMC has elected to waive that portion, if any, of the annual management fee payable to the extent necessary to ensure that annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses do not exceed 0.85% of average daily net assets of the Series through April 30, 1999. Prior to May 1, 1998, the expense limitation was 0.80%.

                                                               Small Cap Value-7

Small Cap Value Series
Notes to Financial Statements (Continued)


The Series has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. The Series pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

On December 31, 1998, the Series had liabilities payable to affiliates as follows:

                                                Dividend disbursing
     Investment                                   transfer agent,
     management                                   accounting fees
   fee payable to                                and other expenses
        DMC                                        payable to DSC
   --------------                               -------------------
      $61,761                                          $3,695

Certain officers of DMC and DSC are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the year ended December 31, 1998, the Series made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

   Purchases ......................................   $67,051,105
   Sales ..........................................   $39,625,573

At December 31, 1998, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                       Aggregate        Aggregate
     Cost of          unrealized       unrealized     Net unrealized
   investments       appreciation     depreciation     appreciation
   -----------       ------------     ------------    --------------
   $97,395,146       $14,628,809      ($6,387,799)      $8,241,010

For federal income tax purposes, the Series had accumulated capital losses at December 31, 1998 as follows:

                     Year of
                   expiration
                      2006
                   ----------
                    $807,647

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                            Shares issued upon
                                                      reinvestment of distributions
                                                           from net investment
                                                         income and net realized           Shares            Net
                                      Shares sold          gain on investments           repurchased       increase
                                      -----------     -----------------------------      -----------       --------
Year ended December 31, 1998 .....     2,030,407                  175,656                 (578,317)        1,627,746
Year ended December 31, 1997 .....     3,108,967                  135,708                 (185,778)        3,058,897


                                                               Small Cap Value-8

Delaware Group Premium Fund, Inc.-Small Cap Value Series
Report of Independent Auditors


To the Shareholders and Board of Directors
Delaware Group Premium Fund, Inc.-Small Cap Value Series

We have audited the accompanying statement of net assets of Delaware Group Premium Fund, Inc.-Small Cap Value Series (the "Fund") as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Premium Fund, Inc.-Small Cap Value Series at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                         /s/ Ernst & Young LLP
                                                         ---------------------
Philadelphia, Pennsylvania                                   Ernst & Young LLP
February 5, 1999

                                                               Small Cap Value-9